                          GREEN TREE FINANCIAL CORP.


                       CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is vice president and treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1998 between the Company and First Trust National Association, as Trustee of Green Tree Trust 1998-2 (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from March 16, 1998 to April 15, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


                                       GREEN TREE FINANCIAL CORPORATION

                                       BY   /s/ Phyllis A. Knight
                                         -----------------------------------
                                         Phyllis A. Knight
                                         Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.66875%,
                       5.98%, 6.05%, 6.08%, 6.24%, 6.81%
                   PASS-THROUGH CERTIFICATES, SERIES 1998-2
                   CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                MONTHLY REPORT
                                    Apr-98

                                  CUSIP NO.#393505-A28, A36, A44, A51, A69, A77
                                  TRUST ACCOUNT  #3336400-0
                                  REMITTANCE DATE 5/01/98

                                                                                  Total $             Per $1,000
                                                                                  Amount               Original
                                                                               --------------       ---------------
CLASS A CERTIFICATES
--------------------
(1a) Amount available( including Monthly Servicing Fee)                         14,082,767.19
                                                                               --------------
 (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
        Deficiency Amount (if any) withdrawn for prior Remittance Date                   0.00
                                                                                -------------
 (c) Amount Available after giving effect to withdrawal of Class M-1 Interest
        Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
        Remittance Date                                                         14,082,767.19
                                                                                -------------
A.   Interest
     (2)  Aggregate  interest
               a. Class A-1 Remittance Rate (5.66875%)                                  5.669%
                                                                               --------------
               b. Class A-1 Interest                                               249,425.00            6.92847222
                                                                               --------------       ---------------
               c. Class A-2 Remittance Rate (5.98%)                                      5.98%
                                                                                -------------
               d. Class A-2 Interest                                               285,046.67            7.30888897
                                                                               --------------       ---------------
               e. Class A-3 Remittance Rate (6.05%)                                      6.05%
                                                                                -------------
               f. Class A-3 Interest                                               702,472.22            7.39444442
                                                                               --------------       ---------------
               g. Class A-4 Remittance Rate (6.08%)                                      6.08%
                                                                                -------------
               h. Class A-4 Interest                                               308,391.11            7.43111108
                                                                               --------------       ---------------
               i. Class A-5 Remittance Rate (6.24%, unless
                   the Weighted Average Contract Rate is
                   less than 6.24%)                                                      6.24%
                                                                               --------------
               j. Class A-5 Interest                                             1,235,520.00            7.62666667
                                                                               --------------       ---------------
               k. Class A-6 Remittance Rate 6.81%, (unless
                   the Weighted Average Contract Rate is
                   less than 6.81%)                                                      6.81%
                                                                               --------------
               l. Class A-6 Interest                                             2,166,147.50            8.32333333
                                                                               --------------       ---------------
    (3)  Amount applied to:
               a. Unpaid Class A Interest Shortfall                                      0.00                     0
                                                                               --------------       ---------------
    (4) Remaining:
               a. Unpaid Class A Interest Shortfall                                      0.00                     0
                                                                               --------------       ---------------
B.   Principal
    (5) Formula Principal Distribution  Amount                                   8,077,381.35                   N/A
                                                                               --------------       ---------------
               a. Scheduled Principal                                            1,266,344.95                   N/A
                                                                               --------------       ---------------
               b. Principal Prepayments                                          5,646,649.89                   N/A
                                                                               --------------       ---------------
               c. Liquidated Contracts                                                   0.00                   N/A
                                                                               --------------       ---------------
               d. Repurchases                                                            0.00                   N/A
                                                                               --------------       ---------------
               e. Current Month Advanced Principal                               1,164,386.51                   N/A
                                                                               --------------       ---------------
               f. Prior Month Advanced Principal                                         0.00                   N/A
                                                                               --------------       ---------------
    (6) Pool Scheduled Principal Balance                                       743,087,005.16
                                                                               --------------
   (6b)  Adjusted Pool Principal Balance                                       741,922,618.65          989.23015820
                                                                               --------------       ---------------
   (6c)  Pool Factor                                                               0.98923016
                                                                               --------------

                       GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.66875%,
                       5.98%, 6.05%, 6.08%, 6.24%, 6.81%
                   PASS-THROUGH CERTIFICATES, SERIES 1998-2
                   CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                MONTHLY REPORT
                                    Apr-98
                                    PAGE 2

                                  CUSIP NO.#393505-A28, A36, A44, A51, A69, A77
                                  TRUST ACCOUNT  #3336400-0
                                  REMITTANCE DATE 5/01/98

    (7) Unpaid Class A Principal Shortfall
        (if any) following prior Remittance Date                                         0.00
                                                                               --------------
    (8) Class A Percentage for such Remittance Date                                     91.50%
                                                                               --------------

    (9) Class A Percentage for the following  Remittance Date                           91.41%
                                                                               --------------

   (10) Class A  Principal Distribution:
               a. Class A-1                                                      8,077,381.35          224.37170417
                                                                               --------------       ---------------
               b. Class A-2                                                              0.00            0.00000000
                                                                               --------------       ---------------
               c. Class A-3                                                              0.00            0.00000000
                                                                               --------------       ---------------
               d. Class A-4                                                              0.00            0.00000000
                                                                               --------------       ---------------
               e. Class A-5                                                              0.00            0.00000000
                                                                               --------------       ---------------
               g. Class A-6                                                              0.00            0.00000000
                                                                               --------------       ---------------

    (11)  Class A-1 Principal Balance                                           27,922,618.65          775.62829583
                                                                               --------------       ---------------
   (11a)  Class A-1 Pool Factor                                                    0.77562830
                                                                               --------------

    (12)  Class A-2 Principal Balance                                           39,000,000.00          1000.0000000
                                                                               --------------       ---------------
   (12a)  Class A-2 Pool Factor                                                    1.00000000
                                                                               --------------

    (13)  Class A-3 Principal Balance                                           95,000,000.00          1000.0000000
                                                                               --------------       ---------------
   (13a)  Class A-3 Pool Factor                                                    1.00000000
                                                                               --------------

    (14)  Class A-4 Principal Balance                                           41,500,000.00          1000.0000000
                                                                               --------------       ---------------
   (14a)  Class A-4 Pool Factor                                                    0.10000000
                                                                               --------------

    (15)  Class A-5 Principal Balance                                          162,000,000.00          1000.0000000
                                                                               --------------       ---------------
   (15a)  Class A-5 Pool Factor                                                    1.00000000
                                                                               --------------

    (16)  Class A-6 Principal Balance                                          260,250,000.00          1000.0000000
                                                                               --------------       ---------------
   (16a)  Class A-6 Pool Factor                                                    1.00000000
                                                                               --------------

    (17)  Unpaid Class A Principal Shortfall
          (if any) following current Remittance Date                                     0.00
                                                                               --------------

C.   Aggregate Scheduled Balances and Number of Delinquent
       Contracts as of Determination Date

    (18)  31-59 days                                                               565,930.54                    17
                                                                               --------------       ---------------

    (19)  60 days or more                                                          128,202.87                     4
                                                                               --------------       ---------------

    (20) Current Month Repossessions                                                     0.00                     0
                                                                               --------------       ---------------

    (21)  Repossession Inventory                                                         0.00                     0
                                                                               --------------       ---------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                       GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.66875%,
                       5.98%, 6.05%, 6.08%, 6.24%, 6.81%
                   PASS-THROUGH CERTIFICATES, SERIES 1998-2
                   CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                MONTHLY REPORT
                                    Apr-98
                                    PAGE 3

                                  CUSIP NO.#393505-A28, A36, A44, A51, A69, A77
                                  TRUST ACCOUNT  #3336400-0
                                  REMITTANCE DATE 5/01/98



Class M-1 Distribution Test and Class B Distribution test
(applicable on and after the Remittance Date occurring in May 2002.)

(22) Average Sixty - Day Delinquency Ratio Test

        (a) Sixty - Day Delinquency Ratio for current Remittance Date                    0.02%
                                                                               --------------

        (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
             may not exceed 3.5%)                                                         N/A%
                                                                               --------------

(23)  Average Thirty - Day Delinquency Ratio  Test

        (a) Thirty - Day Delinquency Ratio for current Remittance Date                   0.08%
                                                                               --------------
        (b) Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
             may not exceed 5.5%)                                                         N/A%
                                                                               --------------

(24)  Cumulative Realized Losses Test

        (a) Cumulative Realized Losses for  current Remittance Date
             (as a percentage of Cut-off Date Pool Principal Balance;
             may not exceed 5.5% from May. 1, 2001 to April 30, 2002,
             6.5% from May 1, 2002 to April 30, 2003; 8.5%  from
             May 1, 2003 to April 30, 2004 and 9.5% thereafter)                          0.00%
                                                                               --------------
(25)  Current Realized Losses Test

        (a) Current Realized Losses for current Remittance Date                          0.00
                                                                               --------------
        (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third
             preceding Remittance and for current Remittance Date;
             may not exceed 2.25%)                                                       0.00%
                                                                               --------------

(26)  Class M-1 Principal Balance Test

        (a) The sum of Class M-1 Principal Balance and Class B Principal Balance
             (before distributions on current Remittance Date)  divided by
             Pool Scheduled Principal Balance as of preceding Remittance Date
             is greater than 22.5%                                                       15.0%
                                                                               --------------

(27)  Class B Principal Balance Test

        (a) Class B Principal Balance (before any distributions on current
             Remittance Date) as of such Remittance date is greater than
             $15,000,000.00                                                              0.00
                                                                               --------------

        (b) Class B Principal Balance (before distributions on current
             Remittance Date) divided by pool Scheduled Principal Balance
             as of preceding Remittance Date is equal to or greater than 12.75%.         8.50%
                                                                               --------------


                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.94%, 7.36%, 8.44%
                   PASS-THROUGH CERTIFICATES, SERIES 1998-2
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                    Apr-98
                                    PAGE 4

                                  CUSIP NO.#393505-B27, A85, A93
                                  TRUST ACCOUNT  #3336258-0
                                  REMITTANCE DATE 5/01/98

                                                                                  Total $             Per $1,000
                                                                                  Amount               Original
                                                                               --------------       ---------------
CLASS M-1 CERTIFICATES
----------------------
(28) Amount available( including Monthly Servicing Fee)                          1,058,383.34
                                                                               --------------
A.   Interest
     (29)  Aggregate  interest
        (a) Class M-1 Remittance Rate 6.94%, unless the
        Weighted Average Contract Rate is less than 6.94%)                               6.94%
                                                                               --------------
        (b) Class M-1 Interest                                                     445,316.67            8.48222229
                                                                               --------------       ---------------
        (c) Interest on Class M-1 Adjusted Principal Balance                             0.00
                                                                               --------------
     (30)  Amount applied to Class M-1 Interest Deficiency Amount                        0.00
                                                                               --------------
     (31)  Remaining unpaid Class M-1 Interest Deficiency Amount                         0.00
                                                                               --------------
     (32)  Amount applied to:
        a. Unpaid Class M-1 Interest Shortfall                                           0.00                     0
                                                                               --------------       ---------------
     (33)  Remaining:
        a. Unpaid Class M-1 Interest Shortfall                                           0.00                     0
                                                                               --------------       ---------------
B.   Principal
     (34)  Formula Principal Distribution Amount                                         0.00                   N/A
                                                                               --------------       ---------------
        a. Scheduled Principal                                                           0.00                   N/A
                                                                               --------------       ---------------
        b. Principal Prepayments                                                         0.00                   N/A
                                                                               --------------       ---------------
        c. Liquidated Contracts                                                          0.00                   N/A
                                                                               --------------       ---------------
        d. Repurchases                                                                   0.00                   N/A
                                                                               --------------       ---------------
     (35)  Class M-1 Principal Balance                                          52,500,000.00         1000.00000000
                                                                               --------------       ---------------
    (35a)  Class M-1 Pool Factor                                                   1.00000000
                                                                               --------------
     (36)  Class M-1 Percentage for such Remittance Date                                 0.00%
                                                                               --------------
     (37)  Class M-1  Principal Distribution:
        a. Class M-1 (current)                                                           0.00            0.00000000
                                                                               --------------       ---------------
        b. Unpaid Class M-1 Principal Shortfall
            (if any) following prior Remittance Date                                     0.00
                                                                               --------------
     (38)  Unpaid Class M-1 Principal Shortfall
             (if any) following current Remittance Date                                  0.00
                                                                               --------------
     (39)  Class M-1 Percentage for the following Remittance Date                        0.00%
                                                                               --------------
     (40)  Class M-1 Liquidation Loss Interest
        (a) Class M-1 Liquidation Loss Amount                                            0.00
                                                                               --------------
        (b) Amount applied to Class M-1
              Liquidation Loss Interest Amount                                           0.00
                                                                               --------------
        (c) Remaining Class M-1 Liquidation Loss
              Interest Amount                                                            0.00
                                                                               --------------
        (d) Amount applied to Unpaid Class M-1
              Loss Interest Shortfall                                                    0.00
                                                                               --------------
        (e) Remaining Unpaid Class M-1
              Liquidation Loss Interest Shortfalls                                       0.00
                                                                               --------------

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.94%, 7.36%, 8.44%
                   PASS-THROUGH CERTIFICATES, SERIES 1998-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  Apr-98


                                  CUSIP NO.#393505-B27, A85, A93
                                  REMITTANCE DATE 5/01/98

                                                                                  Total $             Per $1,000
                                                                                  Amount               Original
                                                                               --------------       ---------------
CLASS BI CERTIFICATES
---------------------
        (1) Amount Available less the Class A
              Distribution Amount  and Class M-1 Distribution
              Amount (including Monthly Servicing Fee)                             613,066.67
                                                                               --------------
        (2) Class B-1 Adjusted Principal Balance                                         0.00
                                                                               --------------
        (3) Class B-1 Remittance Rate  (7.36%
              unless Weighted Average Contract Rate
              is below 7.36%)                                                            7.36%
                                                                               --------------
        (4) Interest on Class B-1 Adjusted Principal Balance                             0.00
                                                                               --------------
        (3) Aggregate Class B1 Interest                                            303,600.00            8.99555556
                                                                               --------------       ---------------
        (4) Amount applied to Unpaid
               Class B1 Interest Shortfall                                               0.00                  0.00
                                                                               --------------       ---------------
        (5) Remaining Unpaid Class B1
                Interest Shortfall                                                       0.00                  0.00
                                                                               --------------       ---------------
        (6) Amount applied to Class B-1
             Interest Deficiency Amount                                                  0.00
                                                                               --------------
        (7) Remaining Unpaid Class B-1
             Interest Deficiency Amount                                                  0.00
                                                                               --------------
        (8) Unpaid Class B-1 Principal Shortfall
              (if any) following prior Remittance Date                                   0.00
                                                                               --------------
        (8a) Class B Percentage for such Remittance Date                                 0.00
                                                                               --------------
        (9 ) Current Principal (Class B Percentage of Formula Principal
               Distribution Amount)                                                      0.00            0.00000000
                                                                               --------------       ---------------
        (10a) Class B1 Principal Shortfall                                               0.00
                                                                               --------------
        (10b) Unpaid Class B1 Principal Shortfall                                        0.00
                                                                               --------------
        (11) Class B Principal Balance                                          63,750,000.00
                                                                               --------------
        (12) Class B1 Principal Balance                                         33,750,000.00
                                                                               --------------
        (12a) Class B1 Pool Factor                                                 1.00000000
                                                                               --------------
        (13) Class B-1 Liquidation Loss Interest
                 (a) Class B-1 Liquidation Loss Amount                                   0.00
                                                                               --------------
                 (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount        0.00
                                                                               --------------
                 (c) Remaining Class B-1 Liquidation Loss Interest Amount                0.00
                                                                               --------------
                 (d) Amount applied to Unpaid Class B-1 Liquidation Loss
                      Interest Shortfall                                                 0.00
                                                                               --------------
                 (e) Remaining Unpaid Class B-1 Liquidation Loss
                       Interest Shortfall                                                0.00
                                                                               --------------

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.94%, 7.36%, 8.44%
                   PASS-THROUGH CERTIFICATES, SERIES 1998-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                   Apr-98
                                   PAGE 2

                                  CUSIP NO.#393505-B27, A85, A93
                                  REMITTANCE DATE 5/01/98

                                                                                  Total $             Per $1,000
                                                                                  Amount               Original
                                                                               --------------       ---------------
CLASS B2 CERTIFICATES
---------------------
        (14) Remaining Amount Available                                            309,466.67
                                                                               --------------
        (15) Class B-2 Remittance Rate ( 8.44%
                 unless Weighted Average Contract
                 Rate is less than 8.44%)                                                8.44%
                                                                               --------------
        (16) Aggregate Class B2 Interest                                           309,466.67           10.31555567
                                                                               --------------       ---------------
        (17)  Amount applied to Unpaid
               Class B2 Interest Shortfall                                               0.00                  0.00
                                                                               --------------       ---------------
        (18) Remaining Unpaid Class B2
                Interest Shortfall                                                       0.00                  0.00
                                                                               --------------       ---------------
        (19) Unpaid Class B2 Principal Shortfall
              (if any) following prior Remittance Date                                   0.00
                                                                               --------------
        (20) Class B2 Principal Liquidation Loss Amount                                  0.00
                                                                               --------------
        (21) Class B2 Principal (zero until class B1
                paid down: thereafter, Class B Percentage
                of formula Principal Distribution Amount)                                0.00            0.00000000
                                                                               --------------       ---------------
        (22) Guarantee Payment                                                           0.00
                                                                               --------------
        (23) Class B2 Principal Balance                                         30,000,000.00
                                                                               --------------
        (23a) Class B2 Pool Factor                                                 1.00000000
                                                                               --------------
        (24) Monthly Servicing Fee (deducted from
               Certificate Account balance to arrive at
               Amount Available if the Company or Green Tree
               Financial Servicing Corporation is not the Servicer;
               deducted from funds remaining after payment of Class A
               Distribution Amount, Class M-1 Distribution Amount,
              Class B-1 Distribution Amount and Class B-2  Distribution
               Amount, if the Company or Green Tree Financial Servicing Corp.
               is the Servicer)                                                          0.00
                                                                               --------------
        (25) Class B-3I Guarantee Fee                                                    0.00
                                                                               --------------
        (26) Class B-3I Distribution Amount                                              0.00
                                                                               --------------
        (27) Class B-3I Formula Distribution Amount (all Excess
                 Interest plus Unpaid Class B-3I Shortfall)                              0.00
                                                                               --------------
        (28) Class B-3I Distribution Amount (remaining Amount Available)                 0.00
                                                                               --------------
        (29) Class B-3I Shortfall (26-27)                                                0.00
                                                                               --------------
        (30) Unpaid Class B-3I Shortfall                                                 0.00
                                                                               --------------
        (31) Class M-1 Interest Deficiency on such Remittance Date                       0.00
                                                                               --------------
        (32) Class B-1 Interest Deficiency on such Remittance Date                       0.00
                                                                               --------------
        (33) Repossessed Contracts                                                       0.00
                                                                               --------------
        (34) Repossessed Contracts Remaining in Inventory                                0.00
                                                                               --------------
        (35)Weighted Average Contract Rate                                            9.80202
                                                                               --------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.